Exhibit 99.2

Global Net Lease, Inc.

Supplemental Information

Quarter ended March 31, 2016 (unaudited)

Global Net Lease, Inc.

Supplemental Information

Quarter ended March 31, 2016 (unaudited)

Please note that totals may not add due to rounding.

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Annual Report on Form 10-K for the year ended December 31, 2015 of Global Net Lease, Inc. (the “Company”) filed on February 29, 2016, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” (ii) the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, filed on May 18, 2015, August 10, 2015, and November 10, 2015 and (iii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2015 filed on February 29, 2016, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

2

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Definitions

This section includes non-GAAP financial measures, including Funds from Operations, Core Funds from Operations, Adjusted Funds from Operations, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income. A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.

Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations

Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP").

We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's definition.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate Core FFO and/or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

3

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Definitions

We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses.

Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that are considered to be non-core, such as charges relating to the Listing Note and listing related fees. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition and transaction related costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties.

We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains and losses on foreign currency transactions, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not making a significant number of acquisitions. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.

4

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Definitions

In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, the ability to fund dividends or distributions in the future, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.

As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

5

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Definitions

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Adjusted Cash Net Operating Income.

We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, other non-cash items and including our pro-rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Net operating income ("NOI") is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity.

Cash NOI is NOI presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and the amortization of above and below market leases.

6

Global Net Lease, Inc.

Supplemental Information

Quarter ended March 31, 2016 (unaudited)

Key Metrics

As of and for the three months ended March 31, 2016

Amounts in thousands, except per share data, ratios and percentages

Financial Results
Rental income	$51,511
Net income attributable to stockholders	6,488
Basic and diluted net income per share attributable to stockholders	$0.04
Cash NOI	46,522
Adjusted EBITDA	42,786
AFFO	32,301
AFFO per share	0.19

Dividends paid per share - first quarter	0.18
Dividend yield - annualized, based on quarter end share price of $8.56	8.3%
Dividend payout ratio - first quarter	94.7%

Balance Sheet and Capitalization
Equity market capitalization - based on quarter end share price of $8.56	$1,446,098
Net debt	1,189,912
Enterprise value	2,636,010

Total capitalization	2,681,797

Total consolidated debt	1,235,699
Total assets	2,501,330
Liquidity	82,524

Common shares outstanding as of Mar 31, 2016 (thousands)	168,937
Share price, end of quarter	$8.56

Net debt to enterprise value	45.1%
Net debt to adjusted EBITDA (annualized)	7.0	x

Weighted-average interest rate cost	2.5%
Weighted-average debt maturity (years)[1]	1.7

Real Estate Portfolio
Number of properties	329
Number of tenants	86

Square footage (millions)	18.7
Occupancy	100.0%
Weighted-average remaining lease term (years)	11.0

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions.  Weighted-average debt maturity assumes that both extensions are exercised.

7

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Consolidated Balance Sheets
Amounts in thousands

	Mar 31, 2016	Dec 31, 2015
Assets
Real estate investments, at cost:
Land	$342,517	$341,911
Buildings, fixtures and improvements	1,692,322	1,685,919
Construction in progress	180	180
Acquired intangible lease assets	518,753	518,294
Total real estate investments, at cost	2,553,772	2,546,304
Less accumulated depreciation and amortization	(157,670)	(133,329)
Total real estate investments, net	2,396,102	2,412,975
Cash and cash equivalents	45,787	69,938
Restricted cash	4,310	3,319
Derivatives, at fair value	3,582	5,812
Prepaid expenses and other assets	43,386	38,393
Due from related parties	16	136
Deferred tax assets	2,572	2,552
Goodwill and other intangible assets, net	3,111	2,988
Credit facility deferred financing costs, net	2,464	4,409
Total assets	$2,501,330	$2,540,522

Liabilities and Equity
Mortgage notes payable, net of deferred financing costs	$525,503	$524,262
Mortgage premium, net	555	676
Credit facility	703,263	717,286
Below-market lease liabilities, net	27,643	27,978
Derivatives, at fair value	13,918	6,028
Due to related parties	414	399
Accounts payable and accrued expenses	19,623	18,659
Prepaid rent	13,601	15,491
Deferred tax liability	4,159	4,016
Taxes payable	3,713	5,201
Dividends payable	33	407
Total liabilities	1,312,425	1,320,403

Common stock	1,692	1,692
Additional paid in capital	1,480,235	1,480,162
Accumulated other comprehensive loss	(11,881)	(3,649)
Accumulated deficit	(296,344)	(272,812)
Total stockholders' equity	1,173,702	1,205,393
Non-controlling interest	15,203	14,726
Total equity	1,188,905	1,220,119
Total liabilities and equity	$2,501,330	$2,540,522

8

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Consolidated Statements of Operations
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015

Revenues:
Rental income	$51,511	$52,118	$47,836	$47,234
Operating expense reimbursements	3,443	3,925	2,416	1,834
Total revenues	54,954	56,043	50,252	49,068

Expenses:
Property operating	5,647	7,389	3,355	3,377
Operating fees to related parties	4,817	4,956	4,902	4,065
Acquisition and transaction related	(129)	76	4,680	212
Listing fees	-	150	-	18,503
Vesting of class B units	-	-	-	14,480
Change in fair value of Listing Note	-	(3,380)	(1,050)	4,430
General and administrative	1,704	1,537	2,014	1,885
Equity based compensation	1,044	(90)	1,917	510
Depreciation and amortization	23,756	23,918	22,949	22,089
Total expenses	36,839	34,556	38,767	69,551
Operating income (loss)	18,115	21,487	11,485	(20,483)
Other income (expense):
Interest expense	(10,569)	(10,065)	(9,041)	(7,947)
Income from investments	-	-	8	-
Realized losses on investment securities	-	-	(66)	-
(Losses) gains on derivative instruments	(349)	1,150	2,310	(3,736)
(Losses) gains hedges and derivatives deemed ineffective	(98)	2,679	1,505	(508)
Unrealized losses on non-functional foreign currency advances not designated as net investment hedges	-	(623)	-	(11,842)
Other income (expense)	9	64	(10)	12
Total other expense, net	(11,007)	(6,795)	(5,294)	(24,021)
Net income (loss) before income taxes	7,108	14,692	6,191	(44,504)
Income tax expense	(550)	(2,243)	(703)	(1,303)
Net income (loss)	6,558	12,449	5,488	(45,807)
Non-controlling interest	(70)	(137)	(56)	143
Net income (loss) attributable to stockholders	$6,488	$12,312	$5,432	$(45,664)

Basic and Diluted Earnings Per Share:
Basic and diluted net income (loss) per share attributable to stockholders	$0.04	$0.07	$0.03	$(0.25)
Basic and diluted weighted average shares outstanding (thousands)	168,937	168,937	168,948	180,380

9

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015

EBITDA:
Net income (loss)	$6,558	$12,449	$5,488	$(45,807)
Depreciation and amortization	23,756	23,918	22,949	22,089
Interest expense	10,569	10,065	9,041	7,947
Income tax expense	550	2,243	703	1,303
EBITDA	$41,433	$48,675	$38,181	$(14,468)

Adjusted EBITDA:
Listing Fees	$-	$150	$-	$18,503
Vesting of class B units	-	-	-	14,480
Change in fair value of Listing Note	-	(3,380)	(1,050)	4,430
Equity based compension	1,044	(90)	1,917	510
Acquisition and transaction related	(129)	76	4,680	212
Income from investments	-	-	(8)	-
Realized losses on investment securities	-	-	66	-
Losses (gains) on derivative instruments	349	(1,150)	(2,310)	3,736
Losses (gains) on hedges and derivatives deemed ineffective	98	(2,679)	(1,505)	508
Unrealized losses on non-functional foreign currency advances not designated as net investment hedges	-	623	-	11,842
Other (income) expense	(9)	(64)	10	(12)
Adjusted EBITDA	$42,786	$42,161	$39,981	$39,741

Net Operating Income (NOI):
Operating fees to related parties	$4,817	$4,956	$4,902	$4,065
General and administrative	1,704	1,537	2,014	1,885
NOI	$49,307	$48,654	$46,897	$45,691

Cash Net Operating Income (Cash NOI):
Amortization of above/below market lease assets and liabilities	$16	$(52)	$94	$101
Straight-line rent	(2,801)	(3,236)	(3,697)	(3,437)
Cash NOI	$46,522	$45,366	$43,294	$42,355

10

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015

Funds from operations (FFO):
Net income (loss) attributable to stockholders (in accordance with GAAP)	$6,488	$12,312	$5,432	$(45,664)
Depreciation and amortization	23,756	23,918	22,949	22,089
Proportionate share of adjustments for non-controlling interest to arrive at FFO	(252)	(253)	(243)	(78)
FFO (as defined by NAREIT) attributable to stockholders	$29,992	$35,977	$28,138	$(23,653)
Acquisition and transaction fees	(129)	76	4,680	212
Listing fees	-	150	-	18,503
Vesting of class B units upon listing	-	-	-	14,480
Change in fair value of Listing Note	-	(3,380)	(1,050)	4,430
Proportionate share of adjustments for non-controlling interest to arrive at Core FFO	1	33	(38)	(133)
Core FFO	$29,864	$32,856	$31,730	$13,839
Non-cash equity based compensation	1,044	(90)	1,917	510
Non-cash portion of interest expense	2,418	2,365	2,306	1,994
Realized losses on investment securities	-	-	66	-
Non-recurring general and administrative expenses[1]	-	302	-	-
Amortization of above and below-market leases and ground lease assets and liabilities, net	16	(52)	94	101
Straight-line rent	(2,801)	(3,236)	(3,697)	(3,437)
Losses (gains) on hedges and derivatives deemed ineffective	98	(2,679)	(1,505)	508
Unrealized losses on non-functional foreign currency advances not designated as net investment hedges	-	623	-	11,842
Eliminate unrealized losses (gains) on foreign currency transactions [2]	1,809	(1,903)	(2,255)	1,229
Amortization of mortgage premium	(121)	(122)	(123)	(202)
Proportionate share of adjustments for non-controlling interest to arrive at AFFO	(26)	51	35	(45)
Adjusted funds from operations (AFFO)	$32,301	$28,115	$28,568	$26,339

Weighted average common shares outstanding (thousands)	168,937	168,937	168,948	180,380

FFO per share	$0.18	$0.21	$0.17	$(0.13)

Core FFO per share	0.18	0.19	0.19	0.08

AFFO per share	0.19	0.17	0.17	0.15

Dividends declared	$30,020	$29,985	$29,993	$24,289

Footnotes:

[1] Represents our estimate of non-recurring internal audit service fees.

[2] Effective January 1, 2016, we eliminate unrealized losses (gains) on foreign currency transactions in deriving AFFO. As a result of this change, we revised the prior period amounts in our reconciliation of AFFO. AFFO for three months ended December 31, 2015, September 30, 2015, and June 30, 2015 were previously reported as $30,187, $31,163 and $25,675, respectively, when not adjusting for the unrealized losses (gains) on foreign currency transactions of $(1,903), $(2,255), and $1,229 for each of these respective periods.

11

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Debt Overview
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

Year of Maturity	Number of Properties	Weighted-Average Debt Maturity (Years)	Weighted-Average Interest Rate[2]	Total Outstanding Balance	Percent
Non-Recourse Debt
Remaining 2016	-	-	-	$-
2017	19	1.2	6.2%	23,036
2018	8	2.4	3.1%	82,610
2019	10	3.3	2.6%	192,728
2020	35	4.4	2.9%	216,155
2021	1	5.3	5.3%	17,907
2022	-	-	-	-
Total Non-Recourse Debt	73	3.6	3.1%	$532,436	43%

Recourse Debt
Senior Unsecured Credit Facility[1]		0.3	2.0%	$703,263
Total Recourse Debt		0.3	2.0%	$703,263	57%

Total Debt		1.7	2.5%	$1,235,699	100%

Total Debt by Currency				Percent
USD				22%
EUR				42%
GBP				36%
Total				100%

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions.  Weighted average debt maturity assumes that the extensions are exercised.

[2] As of March 31, 2016, the Company’s total combined debt had a weighted average interest rate cost of 2.5%, of which 64.1% was fixed rate or swapped to a fixed rate and 35.9% at floating rate.

12

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Top Ten Tenants
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	NOI[1]	Percent
RWE AG	Office	Utilities	$10,824	5%
FedEx Ground Package System, Inc.	Distribution	Freight	9,620	5%
Government Services Administration (GSA)	Office	Government	8,943	4%
Finnair	Industrial	Aerospace	8,897	4%
Family Dollar	Retail	Discount Retail	8,825	4%
Quest Diagnostics, Inc.	Office	Healthcare	6,308	3%
Tokmanni	Office	Discount Retail	5,849	3%
Crown Crest	Distribution	Retail Food Distribution	5,717	3%
Trinity Health	Office	Healthcare	5,073	3%
Fujitsu Office Properties	Office	Technology	4,638	2%
Subtotal			$74,694	36%

Remaining portfolio			127,944	64%

Total Portfolio			$202,638	100%

Footnotes:

[1] NOI is on an annualized basis and is based on foreign currency exchange rates as of March 31, 2016.

13

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Diversification by Property Type
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Property Type	NOI[1]	NOI Percent	Square Footage	Sq. ft. Percent	NOI[1]	NOI Percent	Square Footage	Sq. ft. Percent
Office	$108,622	54%	7,075	38%	$53,211	47%	3,410	29%
Industrial	39,084	19%	5,004	27%	26,819	24%	3,762	32%
Retail	30,380	15%	2,920	16%	15,887	14%	1,796	15%
Distribution	22,213	11%	3,683	20%	15,476	14%	2,702	23%
Other	2,338	1%	58	0%	2,338	2%	58	0%
Total	$202,638	100%	18,740	100%	$113,731	100%	11,727	100%

Footnotes:

[1] NOI is on an annualized basis and is based on foreign currency exchange rates as of March 31, 2016.

14

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Diversification by Tenant Industry
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Industry Type	NOI[1]	NOI Percent	Square Footage	Sq. ft. Percent	NOI[1]	NOI Percent	Square Footage	Sq. ft. Percent
Financial Services	$20,222	10%	1,650	9%	$5,182	5%	559	5%
Discount Retail	18,479	9%	2,032	11%	12,630	11%	1,231	10%
Technology	16,174	8%	892	5%	5,517	5%	253	2%
Aerospace	14,675	7%	1,258	7%	5,777	5%	602	5%
Energy	14,097	7%	1,043	6%	14,097	12%	1,043	9%
Healthcare	12,710	6%	664	4%	6,402	6%	440	4%
Utilities	12,660	6%	673	4%	-	-	-	-
Freight	11,087	5%	1,164	6%	11,087	10%	1,164	10%
Government	10,413	5%	469	3%	9,903	9%	432	4%
Pharmaceuticals	9,789	5%	390	2%	9,789	9%	390	3%
Telecommunications	8,846	4%	648	3%	2,253	2%	133	1%
Auto Manufacturing	6,556	3%	1,940	10%	6,556	6%	1,940	17%
Retail Food Distribution	5,717	3%	806	4%	-	-	-	-
Automotive Parts Supplier	3,465	2%	411	2%	1,311	1%	91	1%
Restaurant - Quick Service	3,413	2%	74	0%	-	-	-	-
Specialty Retail	3,291	2%	280	1%	-	-	-	-
Home Decor	3,256	2%	565	3%	3,256	3%	565	5%
Metal Processing	2,862	1%	448	2%	2,862	3%	448	4%
Home Maintenance	2,444	1%	231	1%	-	-	-	-
Office Supplies	2,286	1%	206	1%	2,286	2%	206	2%
Foot Apparel	2,141	1%	589	3%	2,141	2%	589	5%
Metal Fabrication	2,120	1%	297	2%	2,120	2%	297	3%
Consumer Goods	2,070	1%	272	1%	1,049	1%	96	1%
Other [2]	13,864	7%	1,740	9%	9,511	8%	1,250	11%
Total	$202,638	100%	18,740	100%	$113,731	100%	11,727	100%

Footnotes:

[1] NOI is on an annualized basis and is based on foreign currency exchange rates as of March 31, 2016.

[2] Other includes 13 industry types as of March 31, 2016.

15

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Diversification by Geography
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Region	NOI[1]	NOI Percent	Square Footage	Sq. ft. Percent	NOI	NOI Percent	Square Footage	Sq. ft. Percent
United States	$117,971	58.2%	12,085	64.5%	$104,763	92.1%	11,173	95.3%
Texas	23,248	11.5%	2,010	10.7%	18,760	16.5%	1,608	13.7%
Michigan	16,382	8.1%	2,296	12.3%	16,382	14.4%	2,296	19.6%
California	12,890	6.4%	675	3.6%	4,170	3.7%	165	1.4%
New Jersey	8,505	4.2%	349	1.9%	8,505	7.5%	349	3.0%
Tennessee	6,196	3.1%	789	4.2%	6,196	5.4%	789	6.7%
Indiana	4,542	2.2%	1,114	5.9%	4,542	4.0%	1,114	9.5%
Ohio	4,203	2.1%	508	2.7%	4,203	3.7%	508	4.3%
Pennsylvania	3,766	1.9%	376	2.0%	3,766	3.3%	376	3.2%
Kentucky	3,687	1.8%	517	2.8%	3,687	3.2%	517	4.4%
South Carolina	3,587	1.8%	424	2.3%	3,587	3.2%	424	3.6%
Florida	3,421	1.7%	244	1.3%	3,421	3.0%	244	2.1%
Illinois	2,629	1.3%	571	3.0%	2,629	2.3%	571	4.9%
Missouri	2,582	1.3%	139	0.7%	2,582	2.3%	139	1.2%
New York	2,398	1.2%	221	1.2%	2,398	2.1%	221	1.9%
Minnesota	1,856	0.9%	150	0.8%	1,856	1.6%	150	1.3%
Massachusetts	1,772	0.9%	127	0.7%	1,772	1.6%	127	1.1%
Oklahoma	1,617	0.8%	159	0.8%	1,617	1.4%	159	1.4%
North Carolina	1,467	0.7%	243	1.3%	1,467	1.3%	243	2.1%
Maine	1,435	0.7%	50	0.3%	1,435	1.3%	50	0.4%
Kansas	1,275	0.6%	179	1.0%	1,275	1.1%	179	1.5%
Louisiana	1,260	0.6%	137	0.7%	1,260	1.1%	137	1.2%
South Dakota	1,137	0.6%	54	0.3%	1,137	1.0%	54	0.5%
Arizona	982	0.5%	159	0.8%	982	0.9%	159	1.4%
North Dakota	884	0.4%	47	0.3%	884	0.8%	47	0.4%
Colorado	846	0.4%	27	0.1%	846	0.7%	27	0.2%
Mississippi	800	0.4%	81	0.4%	800	0.7%	81	0.7%
Alabama	791	0.4%	74	0.4%	791	0.7%	74	0.6%
Maryland	785	0.4%	120	0.6%	785	0.7%	120	1.0%
Georgia	670	0.3%	48	0.3%	670	0.6%	48	0.4%
Nebraska	564	0.3%	58	0.3%	564	0.5%	58	0.5%
New Mexico	476	0.2%	46	0.2%	476	0.4%	46	0.4%
Utah	395	0.2%	20	0.1%	395	0.3%	20	0.2%
Iowa	296	0.1%	32	0.2%	296	0.3%	32	0.3%
Delaware	262	0.1%	10	0.1%	262	0.2%	10	0.1%
Idaho	201	0.1%	16	0.1%	201	0.2%	16	0.1%
Arkansas	89	0.0%	8	0.0%	89	0.1%	8	0.1%
Virginia	76	0.0%	8	0.0%	76	0.1%	8	0.1%
United Kingdom	38,368	18.9%	2,708	14.5%	-	-	-	-
Germany	19,373	9.6%	1,870	10.0%	-	-	-	-
Finland	14,747	7.3%	1,457	7.8%	-	-	-	-
The Netherlands	8,968	4.4%	554	3.0%	8,968	7.9%	554	4.7%
US Province	3,212	1.6%	65	0.3%	-	-	-	-
Total	$202,638	100%	18,740	100%	$113,731	100%	11,727	100%

Footnotes:

[1] NOI is on an annualized basis and is based on foreign currency exchange rates as of March 31, 2016.

16

Global Net Lease, Inc.
Supplemental Information
Quarter ended March 31, 2016 (unaudited)

Lease Expirations
As of March 31, 2016
Amounts in thousands, except per share data, ratios and percentages

Year of Expiration	Number of Leases Expiring	NOI[1]	NOI Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
Remaining 2016	-	$-	-	-	-
2017	-	-	-	-	-
2018	-	-	-	-	-
2019	-	-	-	-	-
2020	2	3,482	1.7%	386	2.1%
2021	2	5,003	2.5%	323	1.7%
2022	16	21,077	10.4%	1,553	8.3%
2023	25	17,897	8.8%	1,891	10.1%
2024	39	45,987	22.7%	3,868	20.6%
2025	35	20,781	10.3%	1,758	9.4%
2026	17	26,848	13.2%	2,035	10.9%
2027	10	2,352	1.2%	163	0.9%
2028	47	8,836	4.4%	1,058	5.6%
2029	118	27,168	13.4%	2,732	14.6%
2030	9	4,178	2.1%	312	1.7%
2031	-	-	-	-	-
Thereafter (>2031)	9	19,028	9.4%	2,661	14.1%
Total	329	$202,638	100%	18,740	100%

Footnotes:

[1] NOI is on an annualized basis and is based on foreign currency exchange rates as of March 31, 2016.

17